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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): October 12, 2001


                               Hecla Mining Company
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  1-8491                   82-0126240
-------------------------   ------------------------   ----------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                Identification Number)


       6500 Mineral Drive, Coeur d'Alene, Idaho         83815-8788
       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (208)769-4100


                                      None
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          (Former name or former address, if change since last report)




















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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) (i) On October 12, 2001 the Registrant ended its audit relationship and dismissed PricewaterhouseCoopers LLP, the Registrant's independent accountants (the "Former Accountants"). The decision to change was prompted when the Former Accountants announced the closure of their Spokane, Washington, office and the Registrant was notified that the staff and partners responsible for the Registrant's relationship were transferring to the Spokane, Washington, office of BDO Seidman LLP.

        (ii) The reports of the Former Accountants on the financial statements for each of the fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        (iii) The decision to dismiss the Former Accountants and engage BDO as the principal independent accountants for the Registrant was approved by the Audit Committee of the Board of Directors of the Registrant.

        (iv) During the fiscal years ended December 31, 2000 and 1999 and the interim period through October 12, 2001, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference thereto in their report on the financial statements for such years.

        (v) During the fiscal years ended December 31, 2000 and 1999 and through the interim period through October 12, 2001, there were no "reportable events" as defined by Item 304 (a)(1)(v) of Regulation S-K.

        (vi) The Registrant has requested that the Former Accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 18, 2001, is filed as Exhibit 16.01 to this Form 8-K.

(b) (i) The Registrant has engaged BDO Seidman LLP ("BDO") as its new principal independent accountants on October 12, 2001.

        (ii) Neither the Registrant nor anyone on its behalf has consulted BDO during the Registrant's two most recent fiscal years, or any subsequent interim period, prior to its engagement of BDO.








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         16.01 Letter dated October 18, 2001, from the Registrant's former principal independent accountants.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Hecla Mining Company

Date:  October 19, 2001                     By: /s/ Michael B. White
                                               -----------------------------
                                            Michael B. White
                                            Vice President - General Counsel


































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                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

Exhibit 16.01 Letter dated October 18, 2001, from the Registrant's former principal independent accountants.